UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

Senior Credit Investments, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01685	92-1313185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 24, 2025, Senior Credit Investments, LLC, a Delaware limited liability company (the “Company”), entered into that certain Amended and Restated Fee Waiver Agreement (the “Amended and Restated Fee Waiver Agreement”) with Jefferies Credit Management LLC, a Delaware limited liability company (the “Adviser”), effective as of September 26, 2024, pursuant to which the Adviser agreed to waive the Management Fee and the Incentive Fee (as those terms are defined in Section 3 of the Advisory Agreement) through December 31, 2025, unless sooner terminated as provided in Section 4 thereof. The Amended and Restated Fee Waiver Agreement was approved by the Company’s Board of Directors by unanimous written consent, dated January 24, 2025.

The Amended and Restated Fee Waiver Agreement continues the contractual arrangements that the Company and the Adviser previously entered into pursuant to that certain Fee Waiver Agreement dated as of September 25, 2023, which terminated pursuant to its terms on September 25, 2024.

The foregoing description of the Amended and Restated Fee Waiver Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Amended and Restated Fee Waiver Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Amended and Restated Fee Waiver Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibits

10.1	Amended and Restated Fee Waiver Agreement dated January 24, 2025, effective as of September 26, 2024, by and between Senior Credit Investments, LLC and Jefferies Credit Management LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR CREDIT INVESTMENTS, LLC

Date: January 29, 2025	By:	/s/ Adam Klepack
	Name:	Adam Klepack
	Title:	General Counsel and Secretary